EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.

                                                                    Exhibit 99.1
                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact:   William J. Wagner, President and Chief Executive Officer
              (814) 726-2140
           William W. Harvey, Jr., Senior Vice President and Chief Financial
              Officer (814) 726-2140

    Northwest Bancorp, Inc. Announces Record Quarterly Earnings and Dividend

Warren, Pennsylvania October 21, 2004

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended September 30, 2004 of $14.4 million, or $0.30 per diluted share. This represents an increase of $1.5 million, or 12.1% over the same quarter last year when net income was $12.9 million, or $0.27 per diluted share. In comparing the two periods, the Company noted that the prior year's earnings included gains on the sale of securities in the amount of $2.0 million, after tax. These gains, which the Company does not consider to be core earnings, were recorded when the Company restructured its balance sheet following the acquisition of Bell Federal Savings in August, 2003. Excluding these gains, net income increased by $3.6 million, or 32.7%, over the previous year.

In making this announcement, William J. Wagner, President and CEO, noted that "we are pleased to report the highest quarterly earnings in the history of our Company. We can attribute this achievement to the continued strength of our net interest margin, which averaged 3.19% for the quarter, along with increases in fee income and the continued control of our operating expenses." Mr. Wagner continued, "we are also pleased to announce that after the integration of Leeds Federal Savings Bank, we reached another milestone this quarter when our assets surpassed $6 billion. At this level, we are the fifth largest financial institution headquartered in Pennsylvania. We look forward to continuing the growth of Leeds' Baltimore branches under the Northwest name."

In comparing the current quarter's earnings to the preceding quarter ended June 30, 2004, the Company noted that net income had increased $1.4 million, or 10.6%, and that earnings per diluted share had increased by $0.03, or 11.1%.

The annualized returns on average shareholders' equity and average assets were 10.50% and 0.92%, respectively for the current quarter compared to 11.30% and 0.86% for the same period last year. The Company's year-end is June 30 and the figures currently released are for its first fiscal quarter.

On September 10, 2004 the Company completed the integration of Leeds Federal Savings Bank ("Leeds") into Northwest Savings Bank. Leeds had previously been owned by the Company's parent, Northwest Bancorp, MHC. Because the transfer to Northwest Savings Bank was an inter-company transaction, the results of operations for Leeds are included for all reporting periods beginning January 24, 2003, the date on which Leeds was acquired by Northwest Bancorp, MHC. As of June 30, 2004, Leeds had two offices in the greater Baltimore, Maryland market with assets of $467.5 million, loans of $234.1 million and deposits of $419.0 million.

The Company also announced that its Board of Directors declared a quarterly dividend of $0.12 per share to be paid on November 15, 2004 to shareholders of record as of November 1, 2004. This represents the fortieth consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and operates 132 banking locations in Pennsylvania, five banking locations in Ohio and two banking locations in Maryland through its subsidiary, Northwest Savings Bank. In addition, the Company operates ten banking locations in New York through its subsidiary, Jamestown Savings Bank. The Company also operates 47 consumer finance offices in Pennsylvania and two consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.

--------------------------------------------------------------------------------

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.


                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                     SEPTEMBER 30       JUNE 30,
                                       ASSETS                                                             2004            2004 *
--------------------------------------------------------------------------------                     -----------     -----------
CASH AND CASH EQUIVALENTS                                                                            $    71,686          56,871
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
          INSTITUTIONS                                                                                    81,934         125,292
FEDERAL FUNDS SOLD AND OTHER SHORT-TERM INVESTMENTS                                                      161,441         160,058
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
          COST OF $798,917 AND $854,956)                                                                 809,308         852,285
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
          VALUE OF $583,069 AND $601,738)                                                                574,385         601,542
                                                                                                     -----------     -----------
                    TOTAL CASH, INTEREST-EARNING DEPOSITS AND
                    MARKETABLE SECURITIES                                                              1,698,754       1,796,048

MORTGAGE LOANS - ONE- TO FOUR-FAMILY                                                                   2,559,415       2,537,301
COMMERCIAL REAL ESTATE LOANS                                                                             464,589         441,378
CONSUMER LOANS                                                                                           966,726         924,405
COMMERCIAL BUSINESS LOANS                                                                                139,142         149,899
                                                                                                     -----------     -----------
          TOTAL LOANS RECEIVABLE                                                                       4,129,872       4,052,983
ALLOWANCE FOR LOAN LOSSES                                                                                (29,594)        (30,265)
                                                                                                     -----------     -----------
          LOANS RECEIVABLE, NET                                                                        4,100,278       4,022,718

FEDERAL HOME LOAN BANK STOCK, AT COST                                                                     38,081          38,081
ACCRUED INTEREST RECEIVABLE                                                                               23,229          22,225
REAL ESTATE OWNED, NET                                                                                     5,093           3,845
PREMISES AND EQUIPMENT, NET                                                                               86,885          81,876
BANK OWNED LIFE INSURANCE                                                                                 99,555          98,366
GOODWILL                                                                                                 138,155         138,155
OTHER INTANGIBLE ASSETS                                                                                   14,295          15,625
OTHER ASSETS                                                                                              21,227          29,159
                                                                                                     -----------     -----------
          TOTAL ASSETS                                                                               $ 6,225,552       6,246,098
                                                                                                     ===========     ===========


                        LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
LIABILITIES:
          NONINTEREST-BEARING DEMAND DEPOSITS                                                        $   242,710         219,406
          INTEREST-BEARING DEMAND DEPOSITS                                                               639,670         660,265
          SAVINGS DEPOSITS                                                                             1,890,017       1,944,825
          TIME DEPOSITS                                                                                2,323,122       2,280,203
                                                                                                     -----------     -----------
                    TOTAL DEPOSITS                                                                     5,095,519       5,104,699

          BORROWED FUNDS                                                                                 452,737         449,147
          ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                                                   11,626          29,607
          ACCRUED INTEREST PAYABLE                                                                         4,647           3,920
          OTHER LIABILITIES                                                                               12,807          15,821
          JUNIOR SUBORDINATED DEBENTURES                                                                 102,062         102,062
                                                                                                     -----------     -----------
                    TOTAL LIABILITIES                                                                  5,679,398       5,705,256

SHAREHOLDERS' EQUITY:
          COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES
                    AUTHORIZED, 49,330,191 AND 47,960,287 ISSUED
                    AND OUTSTANDING, RESPECTIVELY                                                          4,933           4,796
          PAID-IN CAPITAL                                                                                190,451         202,427
          RETAINED EARNINGS                                                                              344,154         335,508
          ACCUMULATED OTHER COMPREHENSIVE INCOME:
                    NET UNREALIZED GAIN/ (LOSS) ON SECURITIES AVAILABLE-
                    FOR-SALE, NET OF INCOME TAXES                                                          6,616          (1,889)
                                                                                                     -----------     -----------
                                                                                                         546,154         540,842
                                                                                                     -----------     -----------
                    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                       $ 6,225,552       6,246,098
                                                                                                     ===========     ===========

                                                           EQUITY TO ASSETS                                 8.77%           8.66%
                                                           BOOK VALUE PER SHARE                      $     11.07     $     11.28
                                                           CLOSING MARKET PRICE                      $     22.67     $     22.90
                                                           FULL TIME EQUIVALENTS                           1,650           1,645
                                                           NUMBER OF OFFICES                                 149             149

* - Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp, Inc.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                       THREE MONTHS ENDED
                                                                                          SEPTEMBER 30,
                                                                                     2004              2003 *
                                                                                  ------------     ------------
INTEREST INCOME:
  LOANS RECEIVABLE                                                                $     63,040           58,667
  MORTGAGE-BACKED SECURITIES                                                             6,694            5,051
  TAXABLE INVESTMENT SECURITIES                                                          3,718            3,492
  TAX-FREE INVESTMENT SECURITIES                                                         3,092            2,810
  INTEREST-EARNING DEPOSITS                                                              1,001            1,098
                                                                                  ------------     ------------
    TOTAL INTEREST INCOME                                                               77,545           71,118

INTEREST EXPENSE:
  DEPOSITS                                                                              25,814           28,165
  BORROWED FUNDS                                                                         7,023            7,190
                                                                                  ------------     ------------
    TOTAL INTEREST EXPENSE                                                              32,837           35,355

    NET INTEREST INCOME                                                                 44,708           35,763
PROVISION FOR LOAN LOSSES                                                                1,839            1,745
                                                                                  ------------     ------------
    NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                                     42,869           34,018

NONINTEREST INCOME:
  SERVICE CHARGES AND FEES                                                               3,971            3,344
  TRUST AND OTHER FINANCIAL SERVICES INCOME                                              1,055              908
  INSURANCE COMMISSION INCOME                                                              464              167
  GAIN ON SALE OF MARKETABLE SECURITIES, NET                                               130            3,314
  GAIN (LOSS) ON SALE OF LOANS, NET                                                        (79)             286
  GAIN ON SALE OF REAL ESTATE OWNED, NET                                                    23              553
  INCOME FROM BANK OWNED LIFE INSURANCE                                                  1,119              996
  OTHER OPERATING INCOME                                                                   891              386
                                                                                  ------------     ------------
    TOTAL NONINTEREST INCOME                                                             7,574            9,954

NONINTEREST EXPENSE:
  COMPENSATION AND EMPLOYEE BENEFITS                                                    16,800           14,703
  PREMISES AND OCCUPANCY COSTS                                                           4,082            3,719
  OFFICE OPERATIONS                                                                      2,683            2,557
  PROCESSING EXPENSES                                                                    2,446            2,230
  ADVERTISING                                                                              618              573
  AMORTIZATION OF INTANGIBLE ASSETS                                                      1,330              179
  OTHER EXPENSES                                                                         2,004            1,686
                                                                                  ------------     ------------
    TOTAL NONINTEREST EXPENSE                                                           29,963           25,647
                                                                                  ------------     ------------

  INCOME BEFORE INCOME TAXES                                                            20,480           18,325
  FEDERAL AND STATE INCOME TAXES                                                         6,078            5,473
                                                                                  ------------     ------------

       NET INCOME                                                                 $     14,402           12,852
                                                                                  ============     ============

BASIC EARNINGS PER SHARE                                                          $       0.30     $       0.27

DILUTED EARNINGS PER SHARE                                                        $       0.30     $       0.27

RETURN ON AVERAGE EQUITY                                                                 10.50%           11.30%
RETURN ON AVERAGE ASSETS                                                                  0.92%            0.86%

BASIC COMMON SHARES OUTSTANDING                                                     48,282,210       47,709,603
DILUTED COMMON SHARES OUTSTANDING                                                   48,800,043       48,264,644

* - Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp, Inc.


                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                            THREE MONTHS ENDED
                                                                                   JUNE 30,       MARCH 31,     DECEMBER 31,
                                                                                    2004 *         2004 *          2003 *
                                                                                 -----------    -----------     -----------
INTEREST INCOME:
 LOANS RECEIVABLE                                                                $    61,679         61,752          61,262
 MORTGAGE-BACKED SECURITIES                                                            6,089          7,302           7,276
 TAXABLE INVESTMENT SECURITIES                                                         3,515          3,781           4,391
 TAX-FREE INVESTMENT SECURITIES                                                        2,995          3,131           3,112
 INTEREST-EARNING DEPOSITS                                                               918            719             745
                                                                                 -----------    -----------     -----------
   TOTAL INTEREST INCOME                                                              75,196         76,685          76,786

INTEREST EXPENSE:
 DEPOSITS                                                                             25,397         25,577          26,900
 BORROWED FUNDS                                                                        6,924          6,925           7,084
                                                                                 -----------    -----------     -----------
   TOTAL INTEREST EXPENSE                                                             32,321         32,502          33,984

   NET INTEREST INCOME                                                                42,875         44,183          42,802
PROVISION FOR LOAN LOSSES                                                              1,723          1,659           1,733
                                                                                 -----------    -----------     -----------
   NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                                    41,152         42,524          41,069

NONINTEREST INCOME:
 SERVICE CHARGES AND FEES                                                              3,686          3,503           3,530
 TRUST AND OTHER FINANCIAL SERVICES INCOME                                             1,042          1,091             941
 INSURANCE COMMISSION INCOME                                                             406            183             192
 GAIN ON SALE OF MARKETABLE SECURITIES, NET                                              279          1,210             583
 GAIN (LOSS) ON SALE OF LOANS, NET                                                       125            (93)            115
  AIN ON SALE OF REAL ESTATE OWNED, NET
 G                                                                                         5            501             507
 INCOME FROM BANK OWNED LIFE INSURANCE                                                 1,080          1,126           1,152
 OTHER OPERATING INCOME                                                                  515            770             464
                                                                                 -----------    -----------     -----------
   TOTAL NONINTEREST INCOME                                                            7,138          8,291           7,484

NONINTEREST EXPENSE:
 COMPENSATION AND EMPLOYEE BENEFITS                                                   16,362         16,651          17,086
 PREMISES AND OCCUPANCY COSTS                                                          4,136          4,372           3,916
 OFFICE OPERATIONS                                                                     2,625          2,713           2,888
 PROCESSING EXPENSES                                                                   2,289          2,452           2,346
 ADVERTISING                                                                           1,571            839             599
 AMORTIZATION OF INTANGIBLE ASSETS                                                     1,395          1,392           1,705
 OTHER EXPENSES                                                                        2,123          2,375           2,139
                                                                                 -----------    -----------     -----------
   TOTAL NONINTEREST EXPENSE                                                          30,501         30,794          30,679
                                                                                 -----------    -----------     -----------

 INCOME BEFORE INCOME TAXES                                                           17,789         20,021          17,874
 FEDERAL AND STATE INCOME TAXES                                                        4,764          5,832           5,128
                                                                                 -----------    -----------     -----------

     NET INCOME                                                                  $    13,025         14,189          12,746
                                                                                 ===========    ===========     ===========

BASIC EARNINGS PER SHARE                                                         $      0.27    $      0.30     $      0.27

DILUTED EARNINGS PER SHARE                                                       $      0.27    $      0.29     $      0.26

RETURN ON AVERAGE EQUITY                                                                9.60%         10.60%           9.82%
RETURN ON AVERAGE ASSETS                                                                0.83%          0.91%           0.81%

BASIC COMMON SHARES OUTSTANDING                                                   47,949,462     47,848,376      47,760,965
DILUTED COMMON SHARES OUTSTANDING                                                 48,487,514     48,484,737      48,408,272

 * - Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp, Inc.


                                                 THREE MONTHS                   YEAR
                                               ENDED SEPTEMBER 30           ENDED JUNE 30,
                                             2004             2003*              2004*
                                             ----             -----              -----
ALLOWANCE FOR LOAN LOSSES
BEGINNING BALANCE                           30,265            27,166            27,166
PROVISION                                    1,839             1,745             6,860
CHARGE-OFFS                                 (2,625)           (1,601)           (5,750)
RECOVERIES                                     115               174             1,064

ACQUISITIONS                                  --                 925               925
                                         ---------           -------           -------
ENDING BALANCE                              29,594            28,409            30,265

NET CHARGE-OFFS TO AVERAGE
LOANS, ANNUALIZED                             0.24%             0.16%             0.12%

                                                  SEPTEMBER 30                 JUNE 30,
                                             2004             2003*              2004*
                                             ----             -----              -----

NON-PERFORMING LOANS                        36,393            31,158            32,222
REAL ESTATE OWNED, NET                       5,093             5,423             3,845
                                         ---------           -------           -------
NON-PERFORMING ASSETS                       41,486            36,581            36,067

NON-PERFORMING LOANS TO TOTAL
LOANS                                         0.88%             0.81%             0.80%

NON-PERFORMING ASSETS TO
TOTAL ASSETS                                  0.67%             0.56%             0.58%

ALLOWANCE FOR LOAN LOSSES TO
TOTAL LOANS                                   0.72%             0.74%             0.75%

ALLOWANCE FOR LOAN LOSSES TO
NON-PERFORMING LOANS                         81.32%            91.18%            93.93%

* -  Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp,
     Inc.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                          Three Months Ended September 30,
                                                                   2004                                   2003 *
--------------------------------------------------------------------------------------------------------------------------------
                                                    Average      Interest        Avg.       Average       Interest       Avg.
                                                    Balance                     Yield/      Balance                     Yield/
                                                                                 Cost                                    Cost
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                    $4,091,141   $   63,347       6.19%     $3,566,719    $   59,015      6.62%
   Mortgage-backed securities (c)                  $  791,317   $    6,694       3.38%     $  941,132    $    5,051      2.15%
   Investment securities (c) (d) (e)               $  627,446   $    8,341       5.32%     $  586,350    $    7,293      4.98%
   FHLB stock                                      $   38,081   $      133       1.40%     $   41,137    $      210      2.04%
   Other interest earning deposits                 $  301,543   $    1,001       1.33%     $  502,678    $    1,098      0.87%
                                                   ----------   ----------                 ----------    ----------

Total interest earning assets                      $5,849,528   $   79,516       5.44%     $5,638,016    $   72,667      5.16%

Noninterest earning assets (f)                     $  406,414                              $  374,544
                                                   ----------                              ----------

TOTAL ASSETS                                       $6,255,942                              $6,012,560
                                                   ==========                              ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                $1,057,067   $    3,615       1.37%     $1,044,194    $    3,665      1.40%
   Now accounts                                    $  662,075   $    1,118       0.68%     $  704,322    $    1,749      0.99%
   Money market demand accounts                    $  883,150   $    3,690       1.67%     $  738,518    $    3,194      1.73%
   Certificate accounts                            $2,296,805   $   17,391       3.03%     $2,242,528    $   19,557      3.49%
   Borrowed funds (g)                              $  449,730   $    5,057       4.50%     $  507,612    $    5,322      4.19%
   Debentures                                      $  102,062   $    1,966       7.71%     $   99,000    $    1,868      7.55%
                                                   ----------   ----------                 ----------    ----------

Total interest bearing liabilities                 $5,450,889   $   32,837       2.41%     $5,336,174    $   35,355      2.65%

Noninterest bearing liabilities                    $  258,280                              $  221,585
                                                   ----------                              ----------

Total liabilities                                  $5,709,169                              $5,557,759

Shareholders' equity                               $  546,773                              $  454,801
                                                   ----------                              ----------

TOTAL LIABILITIES AND EQUITY                       $6,255,942                              $6,012,560
                                                   ==========                              ==========

Net interest income/ Interest rate spread                       $   46,679       3.03%                   $   37,312      2.51%

Net interest earning assets/ Net interest margin   $  398,639                    3.19%     $  301,842                    2.65%

Ratio of interest earning assets to
 interest bearing liabilities                            1.07X                                   1.06X



(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

* -  Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp,
     Inc.